Concentrations of Risk	12 Months Ended
Mar. 31, 2025
Risks and Uncertainties [Abstract]
Concentrations of Risk	Concentrations of Risk
The distribution channels for the Company’s fiber cement products are concentrated. The Company has one customer who has contributed greater than 10% of net sales in each of the past three fiscal years. The following represents net sales generated by this customer, which is from the North America Fiber Cement segment:

	Years Ended 31 March
(Millions of US dollars)	2025		2024		2023
Customer A	$586.6	15.1%	$558.2	14.2%	$450.1	12.0%
Approximately 30% of the Company’s net sales for each fiscal year 2025, 2024 and 2023, were from outside the United States. Consequently, changes in the value of foreign currencies could significantly affect the consolidated financial position, results of operations and cash flows of the Company’s non-US operations on translation into US dollars.